ESCROW AGREEMENT

This Escrow Agreement (the "Agreement") is made and entered into as of this 14th day of February, 2011 by and between Wellstone Filter Sciences, Inc., a Delaware corporation ("Wellstone"), Learned Jeremiah Hand ("LJH"), Cerami Consulting Corp ("Cerami") Carla Hand ("Carla"), Herrington Management, Inc. ("Herrington"), Advanced Multilevel Concepts, Inc. ("Advanced") and Corporate Stock Transfer, Inc. ("Escrow Agent").

RECITALS

WHEREAS Wellstone is concurrently entering into a Merger Agreement ("Merger Agreement") with Auri Design Group, LLC and ADG Acquisition, Inc., a California corporation ("Merger Sub");

WHEREAS, as a condition to the Merger Agreement, LJH, Cerami, Carla, Advanced, and Herrington have agreed to escrow certain of their shares of Wellstone common stock ("Shares") on the terms and conditions set forth herein;

WHEREAS Escrow Agent has agreed to act as the escrow agent and has agreed to hold the Shares in Escrow in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the covenants contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1. **Establishment of an Escrow Account.** By execution of this Escrow Agreement the parties establish an Escrow Account (the "**Escrow Account**"). All Shares deposited in the Escrow Account shall be held in trust for the benefit of the parties entitled thereto pursuant to the terms of this Agreement.

2. **Shares.**

2.1. LJH, Carla and Cerami own the following share certificates of Wellstone:

Name	Number of Shares	Cert. No.
LJH	64,772,800	900-1
LJH	55,214	924-8
LJH	6,160	778-4*
LJH	880	354-1*
LJH	1,760	779-9*
LJH	47,294	777-3*
Carla	880	349-1*
Carla	440	116-4*

Cerami	9,623,900	899-5
Cerami	4,480	325-1*
Cerami	2,240	2240-1*

2.2. Escrow Agent has received all of the stock certificates listed in Section 2.1, together with irrevocable stock powers, medallion signature guaranteed, with respect to each certificate Shares, except that the shares annotated with an asterisk (*) have been lost and replacement of such certificate is in process; irrevocable stock powers, medallion signature guaranteed have been received by Escrow Agent.

2.3. Escrow Agent shall hold the Shares in escrow pursuant to the terms of this Agreement.

3. **Cancellation and Distribution of the Shares**

3.1. Upon the effective date of the merger contemplated by the Merger Agreement, each of LJH and Auri Rosenbaum shall deliver a Notice to Escrow Agent in the form attached to this Escrow Agreement. The Notice may be provided in counterparts and by facsimile. Upon receipt of the Notice, Escrow Agent shall take the following actions:

(a) Cancel all the Carla and Cerami stock certificates.

(b) Certificate 900-1 of LJH shares representing 64,772,800 shall be exchanged for one certificate representing 3,500,000 shares to be issued in the name of Herrington Management (the "Herrington Escrowed Certificate"); 1,000,000 additional shares in the name of Herrington Management; one certificate for 1,885,804 shares in the name of Advanced Multilevel Concepts, Inc. (the "Advanced Escrowed Certificate"); and 2,338,790 shares in the name of Learned J. Hand ("LJH Certificate"); and cancel the remaining 56,048,206 shares. The Herrington Escrowed Certificate and the Advanced Escrowed Certificate are collectively referred to as the "Remaining Escrowed Shares Certificates"). All of the foregoing certificates shall be issued with the appropriate legend under federal securities laws indicating that the Shares represented by such certificates are "restricted securities" as defined under Rule 144 promulgated under the Securities Act of 1933, as amended.

(c) Cancel the 111,308 LJH shares represented by the remaining certificates.

(d) the LJH Certificate shall be transmitted by Federal Express to Learned J. Hand at 304 Madera Lane, Chapel Hill, North Carolina 27517, and the 1,000,000 Herrington Management certificate shall be transmitted by Federal Express to 3535 East Coast Highway #47, Corona del Mar, California 92625.

(d) The Remaining Escrowed Shares shall be retained by Escrow Agent and will be subject to Sections 3.2 through Section 3.5.

3.2. Following consummation of the merger contemplated by the Merger Agreement, Wellstone shall effect a private placement of its common stock commencing in February 2011 to raise gross proceeds of $2,000,000. Wellstone has not yet finalized the terms

of the placement, but it is expected that up to 6 million common shares will be sold by Wellstone in order to raise gross proceeds of $2,000,000. A purpose of this Escrow Agreement is to assure Wellstone and the former members of Auri Design Group, LLC that the raising of $2,000,000 will not result in the issuance of more than 6 million Wellstone common shares. Therefore, upon Wellstone completing the sale, via one or more offering of common stock, resulting in gross proceeds of $2,000,000, Wellstone shall certify to Escrow Agent as to how many shares have been sold to reach $2,000,000 in gross offering proceeds.

3.3. If Wellstone's certification pursuant to Section 3.2 states that more than 6,000,000 shares were sold to attain the gross proceeds of $2,000,000, Escrow Agent shall, without further notice from Wellstone, cancel one (1) share represented by the Remaining Escrowed Shares Certificates for each one (1) share sold in excess of the 6,000,000 shares, and transmit the remaining shares represented by the Remaining Escrow Shares to the respective owners thereof. If the number of shares sold in the private placement is less than 6,000,000 shares, then all of the 5,385,804 shares represented by the Remaining Escrow Shares shall be sent to the respective owners thereof.

3.5. As between Advanced and Herrington, they jointly agree that their Escrow Shares shall be cancelled if required by Section 3.3 first by cancelling shares evidenced by the Herrington Escrowed Certificate and then the shares evidenced by the Advanced Escrowed Certificate. After the required number of Escrow Shares have been cancelled, the Escrow Agent shall, without further notice or approval of any party, return the remaining uncancelled Escrow Shares to the respective holders. After the Escrow Agent takes the actions set forth in Section 3.1, Carla, LJH and Cerami shall no longer be considered as parties to the Escrow Agreement

4. **Termination**. This Agreement shall terminate upon the occurrence of any of the following:

4.1. Once no Escrowed Shares remain in the Escrow Account pursuant to the terms of this Agreement; or

4.2. As further agreed by all of the parties.

5. **Duties of the Escrow Agent**.

5.1. The Escrow Agent shall maintain (i) accurate and complete records regarding all transactions relating to the Escrow Account and the Escrow Shares.

5.2. The Escrow Agent acts as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any Escrow Shares. The Escrow Agent makes no representation whatsoever as to the compliance, including disclosure requirements, of this Escrow or the Wellstone private placement. The Escrow Agent has not made, nor will make, any representation regarding any private placement or the Merger Agreement.

5.3. Except as expressly provided in this Escrow Agreement, the Escrow Agent shall be entitled to act entirely on the basis of written instructions received from Wellstone and the other parties as provided in this Escrow Agreement and shall have no independent duty of inquiry regarding the basis for such instructions.

5.4. The Escrow Agent shall not be liable for any error of judgment or for any act taken or omitted by it in good faith or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection with this Escrow Agreement except for its own willful misconduct, and the Escrow Agent shall have no duties to anyone except the parties hereto.

5.5. The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of this Agreement or the Escrow Agent's duties under this Agreement, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of counsel. Notwithstanding the Escrow Agent's consultation with counsel, the Escrow Agent is not obligated to institute, defend or participate in any litigation regarding a dispute arising from the Escrow Account or this Agreement.

5.6. In the event of any controversy or disagreement concerning this Agreement, the Escrow Account, or any matter related thereto, resulting in diverse claims and demands being made in connection with any papers, money, or property deposited under this Agreement, the Escrow Agent shall be entitled, at its option, to refuse to comply with any such claims or demands, so long as such disagreement shall continue. The Escrow Agent shall not be or become liable for damages or interest to any person for the Escrow Agent's failure or refusal to comply with any such claims or demands, and the Escrow Agent shall be entitled to continue to refrain and refuse to act until

(a) the rights of the adverse claimants have been finally adjudicated or arbitrated in a court assuming and having jurisdiction of the parties and the money deposited under this Agreement; or

(b) all differences shall have been adjusted by agreement, and the Escrow Agent shall have been notified thereof in writing by all of the persons interested; or

(c) in the event of such disagreement, the Escrow Agent may, at its option, file a suit in interpleader in Orange County Superior Court for the purpose of having the respective rights of the claimants adjudicated and deposit with the court all documents and property held by the Escrow Agent; provided that ten days' prior to filing such suit in interpleader, the Escrow Agent shall give ten days' notice of its intent to file interpleader together with its request for its estimated reasonable legal and other costs for the interpleader. Wellstone and the holders of the Remaining Escrowed Shares shall each pay half of such costs to the Escrow Agent within such ten day period. If the Escrow Agent does not receive payment of the estimated costs, it may resign at the end of such ten day period as if notice were given in accordance with Section 6.4.

6. **Liability of the Escrow Agent; Withdrawal.**

6.1. The Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith, and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person(s). The Escrow Agent shall not

be held liable for any error in judgment made in good faith by an officer of the Escrow Agent unless it shall be proved that the Escrow Agent was grossly negligent in ascertaining the pertinent facts or acted intentionally in bad faith, fraud or willful misconduct. The Escrow Agent shall not be bound by any notice of demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

6.2. The Escrow Agent shall not be responsible, may conclusively rely upon and shall be protected, indemnified and held harmless by Wellstone and each of LJH, Advanced and Herrington for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of any document or property received, held or delivered by it hereunder, or of the signature or endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document, property or this Agreement. In no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action, unless the Escrow Agent shall have acted in bad faith, fraudulently or engaged in willful misconduct.

6.3. In the event that the Escrow Agent shall become involved in any arbitration or litigation relating to the Shares, the Escrow Agent is authorized to comply with any decision reached through such arbitration or litigation. In addition to Section 7 below, the parties hereto, other than Wellstone, agree to reimburse any and all reasonable cost and expenses relating to such arbitration or litigation paid by the Escrow Agent, including reasonable fees of the Escrow Agent calculated on the basis of US$250 per hour for the time reasonably incurred by the Escrow Agent in connection with such arbitration or litigation, and reasonable attorneys' fees of the Escrow Agent.

6.4. The Escrow Agent may resign at any time and be discharged from its duties or obligations hereunder by giving ten (10) days' notice in writing of such resignation specifying a date when such resignation shall take effect. Any company into which the Escrow Agent may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Escrow Agent may sell or transfer all or substantially all of its escrow business, provided such company shall be eligible to serve as Escrow Agent hereunder, shall be the successor hereunder to the Escrow Agent without the execution or filing of any paper or any further act.

7. **The Escrow Agent's Fee.**

7.1. The Escrow Agent shall be paid US$2,000 for its services to be performed under this Agreement (the "**Fee**").

7.2. Advanced and Herrington shall be jointly responsible for the Fee.

7.3. The Escrow Agent acknowledges that the Fee and other and disbursements incurred by the Escrow Agent in connection with the determination to enter into this Agreement are included in the Fee. The other parties (other than Wellstone) hereby agree to indemnify the Escrow Agent for, and to hold it harmless against any loss, liability or expense incurred without gross negligence, fraud or willful misconduct on the part of the Escrow Agent,

including, without limitation, legal or other fees arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including, without limitation, the costs and expenses of defending itself against any payment of liability in the premises or any action for inter-pleader. The Escrow Agent shall be under no obligation to institute or defend any action, suit, or legal proceeding in connection herewith, unless first indemnified and held harmless to its satisfaction in accordance with the foregoing, except that the Escrow Agent shall not be indemnified against any loss, liability or expense arising out of its gross negligence or willful misconduct. Such indemnity shall survive the termination or discharge of this Agreement or resignation of the Escrow Agent. The Escrow Agent shall be reimbursed by the other parties (other than Wellstone) for any reasonable expenses or disbursements incurred in connection with the performance of the Escrow Agent's obligations hereunder, including, without limitation, the actual cost of legal services should the Escrow Agent deem it necessary to retain an attorney.

8. **Inspection.** All funds or other property held as part of the Escrow shall at all times be clearly identified as being held by the Escrow Agent hereunder. Any party hereto may at any time during the Escrow Agent's business hours (with reasonable notice) inspect any records or reports relating to the Shares.

9. **Notices.**

9.1. All notices, demands and requests required or permitted to be given under the provisions hereof must be in writing and shall be deemed to have been sufficiently given when received if personally delivered or sent by facsimile or the day after mailing by overnight courier, postage prepaid, or if mailed by registered or certified mail, with return receipt requested, postage prepaid on the third day after mailing, addressed as follows:

If to Wellstone:	Auri Design Group, LLC 1200 N. Coast Highway Laguna Beach, California 92651 P: (949) 793-4545 Attention: Ori Rosenbaum email: ori@aurifootwear.com
If to LJH or Advanced:	Hand & Hand 24 Calle de la Luna San Clemente, California 92673 P: (949) 489-2400 F: (949) 489-0034 Attention: Jehu Hand, Esq
If to Herrington:	Scott Cooper, 3535 East Coast Highway #47, Corona del Mar, California 92625; smc-hm@sbcglobal.net and (949) 874-4333

or on the signature page to this Escrow Agreement or to such other place and with such other copies as any party may designate as to itself by written notice to the others.

9.2. In the event funds transfer instructions are given by any party hereto pursuant to this Agreement (other than in writing at the time of execution of this Agreement) whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such

instructions by telephone call-back to the person or persons designated hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

9.3. It is understood that the Escrow Agent and a party's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by such party to identify (i) the party to receive the funds, (ii) such party's bank, or (iii) an order it executes using any such identifying number, even where its use may result in a person other than the party being paid, or the transfer of funds to a bank other than such party's bank, or an intermediary bank designated.

10. **Governing Law**. This Agreement shall be governed by and construed in accordance with the law of the State of California and the Superior Courts in the County of Orange County shall be the proper forum and venue for any action arising from this Agreement.

11. **Binding Effect; Benefit**. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

12. **Modification**. This Agreement may be amended or modified at any time by a writing executed by the parties.

13. **Counterparts**. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14. **Headings**. The section headings contained in this Agreement are inserted for convenience only, and shall not affect in any way, the meaning or interpretation of this Agreement.

15. **Severability and Further Assurances**. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and undertakings of the parties in connection herewith. In the event that any one or more of the provisions contained in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. Each of the parties hereto shall, at the request of the other party, deliver to the requesting party all further documents or other assurances as may reasonably be necessary or desirable in connection with this Agreement.

(rest of page left blank)

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

WELLSTONE FILTER SCIENCES, INC.

By: ______________________
Name: Learned J. Hand, CEO

ADVANCED MULTILEVEL CONCEPTS, INC.

By: ______________________
Yuriy Semenov, President
112 N. Curry Street, Carson City, NV 89703 yuri@bigmir.net and +011 44 789 615 0866

HERRINGTON MANAGEMENT, INC.

By: ______________________
Name: Scott Cooper
3535 East Coast Highway #47, Corona del Mar, California 92625.
smc-hm@sbcglobal.net and (949) 874-4333

CERAMI CONSULTING CORP

By: ______________________
Name: Carla Cerami Hand
President
hand@nc.rr.com; (919) 428-3600

By: ______________________
Learned Jeremiah Hand
hand@nc.rr.com; (919) 428-3600

____
Carla Hand
hand@nc.rr.com; (919) 428-3600

CORPORATE STOCK TRANSFER, INC.

By: ______________________
Name: Carylyn Bell
Title: President

cbell@corporatestock.com; (393) 282-4800

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

WELLSTONE FILTER SCIENCES, INC.

By:________________________________
Name: Learned J. Hand, CEO

ADVANCED MULTILEVEL CONCEPTS, INC.

By: ______________________
Yuriy Semenov, President
112 N. Curry Street, Carson City, NV 89703 yuri@bigmir.net and +011 44 789 615 0866

HERRINGTON MANAGEMENT, INC.

By:________________________________
Name: Scott Cooper
3535 East Coast Highway #47, Corona del Mar, California 92625.
smc-hm@sbcglobal.net and (949) 874-4333

CERAMI CONSULTING CORP

By:________________________________
Name: Carla Cerami Hand
President
hand@nc.rr.com; (919) 428-3600

By:________________________________
Learned Jeremiah Hand
hand@nc.rr.com; (919) 428-3600

____
Carla Hand
hand@nc.rr.com; (919) 428-3600

CORPORATE STOCK TRANSFER, INC.

By:________________________________
Name: Carylyn Bell
Title: President

cbell@corporatestock.com; (393) 282-4800

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

WELLSTONE FILTER SCIENCES, INC.

By:________________________________
Name: Learned J. Hand, CEO

ADVANCED MULTILEVEL CONCEPTS, INC.

By: ________________________
Yuriy Semenov, President
112 N. Curry Street, Carson City, NV 89703 yuri@bigmir.net and +011 44 789 615 0866

HERRINGTON MANAGEMENT, INC.

By:________________________________
Name: Scott Cooper
3535 East Coast Highway #47, Corona del Mar, California 92625.
smc-hm@sbcglobal.net and (949) 874-4333

CERAMI CONSULTING CORP

By:________________________________
Name: Carla Cerami Hand
President
hand@nc.rr.com; (919) 428-3600

By:________________________________
Learned Jeremiah Hand
hand@nc.rr.com; (919) 428-3600

____
Carla Hand
hand@nc.rr.com; (919) 428-3600

CORPORATE STOCK TRANSFER, INC.

By:________________________________
Name: Carylyn Bell
Title: President

cbell@corporatestock.com; (393) 282-4800

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

WELLSTONE FILTER SCIENCES, INC.

By:______________________________
Name: Learned J. Hand, CEO

ADVANCED MULTILEVEL CONCEPTS, INC.

By: ______________________________
Yuriy Semenov, President
112 N. Curry Street, Carson City, NV 89703 yuri@bigmir.net and +011 44 789 615 0866

HERRINGTON MANAGEMENT, INC.

By:______________________________
Name: Scott Cooper
3535 East Coast Highway #47, Corona del Mar, California 92625.
smc-hm@sbcglobal.net and (949) 874-4333

CERAMI CONSULTING CORP

By:______________________________
Name: Carla Cerami Hand
President
hand@nc.rr.com; (919) 428-3600

By:______________________________
Learned Jeremiah Hand
hand@nc.rr.com; (919) 428-3600

____
Carla Hand
hand@nc.rr.com; (919) 428-3600

CORPORATE STOCK TRANSFER, INC.

By:______________________________
Name: Carylyn Bell
Title: President

cbell@corporatestock.com; (393) 282-4800

NOTICE TO ESCROW AGENT

To Corporate Stock Transfer, Inc.

The Merger Agreement has closed. Please effect the transfers and cancellations set forth in Section 3 of the Escrow Agreement.

Ori Rosenbaum
February 25, 2011

Learned J. Hand
February 25, 2011